                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 4, 2001 relating to the financial statements and financial statement schedule of Critical Path, Inc., which appears in Critical Path's Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP

San Francisco, California
June 12, 2001